UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York	10977
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 7.01 Regulation FD Disclosure

On January 10, 2006, LeCroy Corporation ("LeCroy" or the "Company") issued a press release announcing it has reached an agreement with Japan-based Iwatsu Electric Corporation to acquire a new low-end product line for between $2 million and $3 million in cash. This transaction is expected to close in the middle of the current third quarter. Also, in advance of its presentation today at the Needham Growth Conference, LeCroy also announced preliminary results for the second fiscal quarter of 2006 ended December 31, 2005, expecting to report in line with the guidance it provided on October 19, 2005. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. LeCroy management will be presenting today, January 10, 2006, at the Conference in New York City at 1:30 p.m. (ET). LeCroy's presentation will be broadcast live over the Internet. To access the webcast, visit the "Events Calendar" in the "Investor Relations" portion of the "About LeCroy" section at www.lecroy.com.

The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, including those regarding the introduction of new products, including its WaveJet family, its sales in Japan, its relationship with Iwatsu, its strategy to enter into the low end of the oscilloscope market, the effects of the new product line, and second-quarter revenues, pro forma operating income and product margins. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties including, without limitation, the timing of product introductions and the result of the Company’s audit process. Other factors that could cause actual results to differ materially, are discussed in more detail in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 15, 2005, Form 10-Q filed November 10, 2005, and subsequent filings the Company may make with the SEC from time to time, which can be viewed at the SEC's website at http://www.sec.gov.

Exhibit No.	Document
99.1	Press release dated January 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION, a Delaware corporation

Date: January 10, 2006	By: /s/ Sean O’Connor _________________
Sean O’Connor Vice President, Finance, Chief Financial Officer, Secretary and Treasurer